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                                                                    Exhibit (21)


                      SUMMIT BANCORP. SUBSIDIARY STRUCTURE
                              AS OF MARCH 20, 1998

NAME                                                                                     INCORP./(AUTH)
----                                                                                     --------------
Summit Bancorp.                                                                          New Jersey
         Asset Management Corp.                                                          New Jersey
         First Valley Corporation                                                        Pennsylvania
                  FirstVal Properties, Inc.                                              Pennsylvania
                  Summit Bank                                                            Pennsylvania
                           Ninth North-Val, Inc.                                         Pennsylvania
                                    Eighth North-Val, Inc.                               Pennsylvania
                                    Sixth North-Val, Inc.                                Pennsylvania
                           Summit Discount Brokerage Co.                                 Pennsylvania(NJ)(NY)
                           UJB Financial Service Corp.(DBA
                           Summit Service Corp.)(19.4%)                                  New Jersey
         India, Inc.                                                                     Delaware(NJ)
         Summit Bank                                                                     New Jersey
                  34 West - Rte. 22/523 Corporation                                      New Jersey
                  Beechwood Insurance Agency,  Inc.                                      New Jersey
                  Collective Financial Services, Inc.                                    New Jersey
                  Collective Mortgage Services, Inc. (DBA Harbor
                      Mortgage Company)                                                  Delaware
                  Colts Neck Orchard Construction Service Corporation                    New Jersey
                  Continental Investment Corporation                                     New Jersey
                  Corporate Dynamics                                                     New Jersey(PA)
                  Flemington National Investment Co.                                     New Jersey
                  Glen Ridge Business Corporation                                        New Jersey
                  GLP, Inc.                                                              New Jersey
                  GS Holdings (NJ), Inc.                                                 Delaware
                  GS Holdings (NJ), Inc.                                                 New Jersey
                  Hopkinson Corp.                                                        New Jersey
                  MJD Asset Corporation                                                  New Jersey
                  New Jersey Affiliated Financial Services, Inc.                         New Jersey
                  One Main Properties - Atlantic Highlands, Inc.                         New Jersey
                  One Main Properties - Berkeley Heights, Inc.                           New Jersey
                  One Main Properties - Millburn, Inc.                                   New Jersey
                  Palisade Financial Services, Inc.                                      New Jersey
                  Palservco, Inc.                                                        New Jersey
                  Philadelphia Benefits Corporation                                      Pennsylvania(NJ)
                  Pipco-On-The-Hudson, Inc.                                              New Jersey
                           Alternative Financial Group, Inc.                             New Jersey
                           Alternative Financial Group, Inc.                             Pennsylvania
                           NewPip Properties Co., Ltd.                                   New Jersey
                           Pipco Parsippany, Inc.                                        New Jersey
                           Pipco/Spring Hill, Inc.                                       New Jersey
                           Pipco/TM8, Inc.                                               New Jersey
                           PipHyde Park, Limited                                         New York
                           PipQuarryCo, Inc.                                             New Jersey

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
NAME                                                                                             INCORP./(AUTH)
----                                                                                             --------------
[Summit Bancorp. (cont.)]
         [Summit Bank (cont.)]
                  Pro Five, Inc.                                                                 New Jersey
                           SJK Asset Corporation                                                 New Jersey
                                    Securitization Subsidiary I, Inc.                            New Jersey
                  Pro One, Inc.                                                                  New Jersey
                  Rockof Corp.                                                                   New York
                           CTC Investment Co.                                                    Delaware
                           STC Investment Holding Company                                        New Jersey
                  S.A.R. Realty Holding Corporation                                              New Jersey
                  Sethmark Holding Corp.                                                         New York
                           Sethmark Capital Corporation                                          New York
                  Smithcrest Realty, Inc.                                                        New Jersey
                  Somerset Investment Company, Inc.                                              New Jersey
                  Summit International Trade Finance Corp.                                       New Jersey
                           UJB Trade Finance (HK), Limited                                       Hong Kong
                  Summit Leasing Corporation                                                     New Jersey(several)
                  Summit Mortgage Banking Services, Inc.                                         New Jersey(NY)
                  The Old Reliable Corporation, Inc.                                             New Jersey
                  UJB Financial Service Corporation (DBA Summit
                    Service Corp.)(80.6%)                                                        New Jersey
                  United Jersey Hackensack Investment Corporation                                New Jersey
                  Ver Valen, Inc.                                                                New Jersey
         Summit Capital Trust I                                                                  Delaware
         Summit Commercial Corp.                                                                 New Jersey(MD)
         Summit Commercial/Gibraltar Corp.                                                       New York
         Summit Credit Life Insurance Company                                                    Arizona
         Summit Financial Payment Systems, Inc.                                                  New Jersey
         Summit Corporate Secretary, Inc.                                                        New Jersey
         Summit Venture Capital, Inc.                                                            New Jersey
         The Summit Mortgage Company, Inc.                                                       New Jersey(NY)
         United Jersey Financial Corp.                                                           New Jersey

             Note: Summit Bancorp. holds 9.2% of the issued and outstanding shares of the Class A Common Stock of NYCE Corporation.

             Note: NewGib Corp. is an unorganized (w/o shareholder) New
             York business corporation shelved until such time as it is needed.

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